Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
ColdQuanta Inc dba Infleqtion [Member]
Income Tax Disclosure [Line Items]
Income Taxes
14. Income Taxes
The Company’s effective tax rate for the nine months ended September 30, 2025, was 0% due to immaterial permanent differences, state tax benefit, and the recording of additional valuation allowance against deferred tax assets.
The Company estimates its annual effective income tax rate in recording its quarterly provision for income taxes in the various jurisdictions in which it operates. The Company recorded no income tax expense or benefit for the nine months ended September 30, 2025, as the tax benefit the Company would otherwise generate from its anticipated loss in the current year is offset by an increase in the valuation allowance against deferred tax assets. Similarly, an inconsequential tax benefit was recognized for the year ended December 31, 2024.
The Company had a Gross deferred tax asset of $43,617,140 and $38,923,590 at September 30, 2025 and December 31, 2024, respectively. Realization of the deferred tax asset is dependent, in part, on generating sufficient taxable income. The Company has placed a 100% valuation allowance against the net deferred tax asset because future realization of this asset is not assured.
On July 4, 2025, President Trump signed the One Big Beautiful Bill Act into law. This act makes permanent key elements of the Tax Cuts and Jobs Act, including 100% bonus depreciation, domestic research cost expensing, and the business interest expense limitation. According to ASC 740, “Income Taxes,” the effects of changes in tax rates and laws on deferred tax balances must be recognized in the period in which the legislation is enacted. The Company is evaluating the impact on the condensed consolidated financial statements.
Authoritative guidance for uncertainty in income taxes requires that the Company recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an examination. The Company has reviewed its tax positions and determined there were no uncertain tax positions requiring recognition in the condensed consolidated financial statements.
The Company has not recorded any interest or penalties associated with unrecognized tax benefits for the nine months ended September 30, 2025 and 2024.

15. Income Taxes
The following table sets forth income (loss) before taxes and the expense (benefit) for income taxes (in thousands):

	Years Ended December 31,
	2024	2023
Loss before income taxes:
U.S	$(52,256)	$(50,776)
Foreign	(1,508)	(1,990)

Total loss before income taxes	$(53,764)	$(52,766)

Current income tax expense (benefit):
Federal	(2)	—
State	—	—
Foreign	—	—

Total current income tax expense (benefit)	$(2)	$—

Deferred income tax expense (benefit):
Federal	—	—
State	—	—
Foreign	—	—

Total deferred income tax expense (benefit)	$—	$—

The reconciliation between the income tax benefit computed by applying the statutory income tax rate to the pre-tax
loss before income taxes, and total income tax benefit recognized in the consolidated financial statements is as follows (in thousands except percentages):

	Years Ended December 31,
	2024	2024 Effective Tax Rate	2023	2023 Effective Tax Rate
U.S. federal statutory income tax	$(11,290)	21.00%	$(11,081)	21.00%
State and local income taxes	(110)	0.21%	(445)	0.84%
Foreign tax rate differential	(55)	0.10%	(80)	0.15%
Non-deductible expenses	123	-0.23%	258	-0.49%
Change in valuation allowance	10,323	-19.20%	9,140	-17.32%
Return to provision adjustment	252	-0.47%	1,178	-2.23%
Rate difference	675	-1.26%	858	-1.63%
Others	80	-0.15%	172	-0.32%

Total tax (benefit) expense	$(2)	0.00%	$—	0.00%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	As of December 31,
	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$21,930	$13,726
Capitalized §174 R&D expense	13,983	11,883
Stock-based compensation expense	817	1,137
Research and development credits	391	391
Operating lease ROU liability	182	793
Plant, Property, & Equipment	104	137
Other	259	155

Total deferred tax assets	37,666	28,222
Valuation allowance	(37,646)	(27,490)

Total deferred tax assets net of valuation allowance	$20	$732

Deferred tax liabilities:
Operating lease ROU asset	—	(700)
Other	(20)	(32)

Total deferred tax liabilities	$(20)	$(732)

Net deferred tax assets	$—	$—

Temporary differences giving rise to deferred tax assets consisted primarily of U.S. federal and state net operating loss carryforwards and U.S. federal research and development tax credit carryforwards. As of December 31, 2024 and 2023, the Company has U.S. federal net operating loss carryforwards of approximately $104.0 million and $63.8 million, respectively, all of which can be carried forward indefinitely. As of December 31, 2024 and 2023, the Company has U.S. federal research and development tax carryforwards of $0.4 million. The Company’s tax credit carryforwards will begin to expire in 2034. The Company has various state net operating loss carryforwards. The determination of state net operating losses depends on apportionment percentages. State tax laws can change from year to year and impact the amount of such carryforwards.

Future realization of the tax benefits of existing temporary differences and carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December
31
,
2024
, the Company performed an evaluation to determine whether a valuation allowance was needed. Based on the Company’s analysis, which considered all available evidence, both positive and negative, the Company determined that it is not more likely than not that its net deferred tax assets will be realized. Accordingly, the Company maintained a full valuation allowance as of December
31
,
2024
. The valuation allowance increased by $
10.2
 million in
2024
primarily due to current year operating losses.
In general, under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended (or the Code), a corporation that undergoes an “ownership change,” generally defined as a greater than 50% change by value in its equity ownership over a three-year period, is subject to limitations on its ability to utilize its pre-change net operating losses (“NOLs”) and its research and development credit carryforwards to offset future taxable income. The Company’s existing NOLs and research and development credit carryforwards may be subject to limitations arising from previous ownership changes. If the Company undergoes, or is deemed to have previously undergone, an ownership change, the Company’s ability to utilize NOLs and research and development credit carryforwards could be limited (perhaps substantially) by Sections 382 and 383 of the Code. Additionally, future changes in the Company’s stock ownership, some of which might be beyond the Company’s control, could result in an ownership change under Section
382
of the Code. For these reasons, in the event the Company experiences or is deemed to have experienced an “ownership change” for these purposes, the Company may not be able to utilize a material or even a substantial portion of the NOLs and research and development credit carryforwards, even if the Company attains profitability. The Company has not completed a Code Section
382
analysis regarding any limitation on its NOLs carryforwards. As of December
31
,
2024
and
2023
, the Company has a U.K. net operating loss carryforward of $
6.2
 million and $
5.0
 million respectively. The net operating loss can be carried forward indefinitely.
To the extent penalties and interest would be assessed on any underpayment of income tax, the Company’s policy is that such amounts would be accrued and classified as a component of income tax expense in the consolidated financial statements. For the year ended December 31, 2024, there were no amounts recognized relating to interest and penalties, nor were there any uncertain income tax positions.
The Company files U.S federal and state income tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending federal or state income tax examinations. As a result of the Company’s net operating loss carryforwards, the Company’s federal and state statutes of limitations remain open for all years until the net operating loss carryforwards are utilized or expire prior to utilization.
The transition tax in the Tax Act imposed a tax on undistributed and previously untaxed foreign earnings at various tax rates. This tax largely eliminated the differences between the financial reporting and income tax basis of foreign undistributed earnings. Furthermore, as of December 31, 2024, foreign withholding taxes have not been provided on unremitted earnings of subsidiaries operating outside of the U.S. as these amounts are considered to be indefinitely reinvested.
The Company accounts for the tax effects of global intangible low-taxed income (“GILTI”) as a component of income tax expense in the period the tax arises, to the extent applicable. The U.S. Treasury Department issued final regulations in July 2020 concerning global intangible low income, commonly referred to as GILTI tax and introduced by the Tax Act of 2017. The GILTI provisions impose a tax on foreign income in excess of a deemed return on tangible assets of foreign corporations. The final tax regulations allow income to be excluded from GILTI tax that are subject to an effective tax rate higher than 90 percent of the U.S. tax rate. An accounting policy choice is allowed to either treat taxes due on future U.S. inclusions related to GILTI in taxable income as a current-period expense when incurred (the “period cost method”) or factor such amounts into the measurement of deferred taxes (the “deferred method”). The calculation of the deferred balance with respect to the new GILTI tax provisions will depend, in part, on analyzing global income to determine whether future U.S. inclusions in taxable income are expected related to GILTI and, if so, what the impact is expected to be. The Company’s accounting policy election is to treat the taxes due on future U.S. inclusions in taxable income under GILTI as a period cost when incurred. Therefore, it has not recorded deferred taxes related to GILTI on the Company’s foreign subsidiary.